                                                  CONSENT OF INDEPENDENT AUDITORS

We consent to the  reference to our firm under the caption  "Independent  Auditors"  and to the use of our report dated  February 2,
2001,  in the  Registration  Statement  (Form  N-4 No.  333-71834)  and  related  Prospectus  of  American  Skandia  Life  Assurance
Corporation.

                                                                       ERNST & YOUNG LLP

Hartford, Connecticut
December 19, 2001